SUPPLEMENT TO THE

SPARTAN® TOTAL MARKET INDEX FUND,
SPARTAN EXTENDED MARKET INDEX FUND, AND
SPARTAN INTERNATIONAL INDEX FUND

Funds of Fidelity Concord Street Trust

April 25, 2003

STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Trustees and Officers" section on page 31.

As of February 28, 2003, the following owned of record 5% or more (up to and including 25%) of Spartan Total Market Index's, Spartan Extended Market Index's, and Spartan International Index's outstanding shares:

Spartan Total Market Index: Florida Power & Light Company, Juno Beach, FL (7.52%).

Spartan Extended Market Index: Hewlett-Packard Company, Palo Alto, CA (6.77%).

Spartan International Index: Balentine & Company, Atlanta, GA (23.34%).

SIFB-03-02 May 19, 2003
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